Exhibit 10.1
Execution Copy
Second Amendment to First Lien Credit Agreement
          This Second Amendment, dated as of August 21, 2008 (this “Amendment”), to that certain First Lien Credit Agreement, dated as of September 5, 2006 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “First Lien Credit Agreement”), among Hanesbrands Inc., a Maryland corporation (the “Borrower”), the various financial institutions and other persons from time to time party thereto (the “Lenders”), HSBC Bank USA, National Association and LaSalle Bank National Association and Barclays Bank PLC, as Co-Documentation Agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as the Co-Syndication Agents, Citicorp USA, Inc., as administrative agent (in such capacity, the "Administrative Agent”), Citibank, N.A., as the collateral agent (in such capacity, the “Collateral Agent”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as the Joint Lead Arrangers and Joint Bookrunners, as amended by the First Amendment, dated as of February 22, 2007 (the “First Amendment”), among the Borrower and the Lenders party thereto. Capitalized terms used herein but not defined herein are used as defined in the First Lien Credit Agreement.
W i t n e s s e t h:
          Whereas, the Borrower has requested that the Lenders amend the First Lien Credit Agreement as set forth herein to increase the unsecured Indebtedness debt basket to provide additional flexibility for the Borrower;
          Whereas, the Lenders signatory to an acknowledgment and consent to amendment in the form attached as Exhibit A hereto (an “Acknowledgment and Consent to Amendment”) and the Administrative Agent have consented to this Amendment on the terms and subject to the conditions herein provided.
          Now, Therefore, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:
     Section 1. Amendment.
     (a) As of the Second Amendment Effective Date (as defined below), the Administrative Agent (on behalf of the Required Lenders), the Borrower and the Lenders hereby agree that the First Lien Credit Agreement shall be amended as set forth below:
          (i) Section 1.1 (Defined Terms) of the First Lien Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:
          “Second Amendment” means the Second Amendment to this Agreement, dated as of August 21, 2008 by and among the Borrower, the Administrative Agent and the Subsidiary Guarantors.
          “Second Amendment Effective Date” means the Second Amendment Effective Date as defined in the Second Amendment.

          (ii) The definition of “Loan Documents” in Section 1.1 (Defined Terms) of the First Lien Credit Agreement is hereby amended and restated in its entirety as follows:
          “Loan Documents” means, collectively, this Agreement, the First Amendment, the Second Amendment, the Notes, the Letters of Credit, each Rate Protection Agreement, the Fee Letter, the Intercreditor Agreement, the Security Agreement, each Mortgage, each Foreign Pledge Agreement, each other agreement pursuant to which the Collateral Agent is granted by the Borrower or its Subsidiaries a Lien to secure the Obligations, the Guaranty and each other agreement, certificate, document or instrument delivered in connection with any Loan Document, whether or not specifically mentioned herein or therein.
          (iii) Section 7.2.2(b) is hereby amended and restated in its entirety as follows:
               (b) unsecured Indebtedness of the Obligors (i) under the Senior Note Documents and the Bridge Loan Documents in an aggregate principal amount not to exceed $500,000,000, as such amount is reduced on or after the Closing Date in accordance with the terms hereof and (ii) under senior notes whether issued pursuant to a supplement to the Senior Note Indenture or any other senior note indenture, the terms of which are reasonably satisfactory to the Administrative Agent, so long as (x) the aggregate principal amount thereunder does not exceed $1,000,000,000 and (y) the proceeds therefore are applied to repay Loans in accordance with clause (h) of Section 3.1.1;
          (iv) The introductory paragraph to Section 10.3 is hereby amended by deleting the words “Mayer, Brown, Rowe & Maw LLP,”.
     Section 2. Conditions Precedent. This Amendment shall become effective as of the date (the “Second Amendment Effective Date”) on which each of the following conditions precedent shall have been satisfied or duly waived:
     (a) Certain Documents. The Administrative Agent shall have received each of the following:
          (i) this Amendment, duly executed by the Borrower, each Subsidiary Guarantor and the Administrative Agent; and
          (ii) an Acknowledgment and Consent to Amendment, in the form set forth hereto as Exhibit A, duly executed by the Required Lenders.
     (b) Payment of Costs and Expenses. The Administrative Agent and the Lenders shall have received payment of all fees and reasonable out-of-pocket costs and expenses as required by Section 4 hereof.
     (c) Representations and Warranties. Each of the representations and warranties contained in Section 3 below shall be true and correct.
     Section 3. Representations and Warranties. The Borrower and each Subsidiary Guarantor hereby represents and warrants to the Administrative Agent and each Lender, as follows:

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     (a) After giving effect to this Amendment, each of the representations and warranties in the First Lien Credit Agreement and in the other Loan Documents are true and correct in all material respects (except to the extent that such representation or warranty is qualified as to materiality, in which case it shall be true and correct in all respects) on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date, in which case such representation or warranty shall be true and correct in all material respects (except to the extent that such representation or warranty is qualified as to materiality, in which case it shall be true and correct in all respects) as of such earlier date;
     (b) The Borrower and each Subsidiary Guarantor has taken all necessary action to authorize the execution, delivery and performance of this Amendment, this Amendment has been duly executed and delivered by the Borrower and each Subsidiary Guarantor, and this Amendment is the legal, valid and binding obligation of the Borrower and each Subsidiary Guarantor, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles; and
     (c) At the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
     Section 4. Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent for its costs and expenses in connection with this Amendment (and any other Loan Documents delivered in connection herewith) as and to the extent provided in Section 10.3(a) (as amended hereby) of the First Lien Credit Agreement.
     Section 5. Reference to and Effect on the Loan Documents.
     (a) As of the Effective Date, each reference in the First Lien Credit Agreement and the other Loan Documents to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the First Lien Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the First Lien Credit Agreement as amended and as waived hereby with respect to the certain requirements outlined above, and this Amendment and the First Lien Credit Agreement shall be read together and construed as a single instrument.
     (b) Except as expressly amended hereby, all of the terms and provisions of the First Lien Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, any Lender or any Issuer under the First Lien Credit Agreement or any Loan Document, or constitute a waiver or amendment of any other provision of the First Lien Credit Agreement or any Loan Document (as amended hereby) except as and to the extent expressly set forth herein.
     (d) Each of the Borrower and (by its acknowledgment hereof as set forth on the signature pages hereto) each Subsidiary Guarantor, hereby confirms that the guaranties, security interests and liens granted pursuant to the Loan Documents (as amended hereby) continue to

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guarantee and secure the Obligations as set forth in the Loan Documents (as amended hereby) and that such guaranties, security interests and liens remain in full force and effect.
     Section 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Receipt by the Administrative Agent of a facsimile (or other electronic transmission) copy of an executed signature page hereof shall constitute receipt by the Administrative Agent of an executed counterpart of this Amendment.
     Section 7. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.
     Section 8. Loan Document and Integration. This Amendment is a Loan Document, and together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.
     Section 9. Headings. Section headings contained in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.
     Section 10. Waiver of Jury Trial. Each Of The Parties Hereto Irrevocably Waives Trial By Jury In Any Action Or Proceeding With Respect To This Amendment Or Any Other Loan Document.
[Signature Pages Follow]

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     In Witness Whereof, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, as of the date indicated above.

Hanesbrands Inc. as Borrower
By:	/s/ Richard D. Moss
	Name:	Richard D. Moss
	Title:	Senior Vice President and Treasurer

Citicorp USA, Inc., as Administrative Agent
By:	/s/ David Leland
	Name:	David Leland
	Title:	Vice President

[Signature Page — Second Amendment to First Lien Credit Agreement]

     For the purposes of Sections 3 and 5(d) hereof, each Subsidiary Guarantor set forth below (i) makes the representations set forth in Section 3 hereof on the Effective Date and (ii) hereby consents to this Amendment and confirms that all guaranties, security interest and Liens granted by it, and all its other obligations, pursuant to the Loan Documents (as amended hereby) remain in full force and effect.
BA International, L.L.C.
Caribesock, Inc.
Caribetex, Inc.
Casa International, LLC
Ceibena Del, Inc.
Hanes Menswear, LLC
Hanes Puerto Rico, Inc.
Hanesbrands Direct, LLC
Hanesbrands Distribution, Inc.
HBI Branded Apparel Enterprises, LLC
HBI Branded Apparel Limited, Inc.
HBI International, LLC
HBI Sourcing, LLC
Inner Self LLC
Jasper-Costa Rica, L.L.C.
Playtex Dorado, LLC
Playtex Industries, Inc.
Seamless Textiles, LLC
UPCR, Inc.
UPEL, Inc.

By:	/s/ Richard D. Moss
	Name:	Richard D. Moss
	Title:	Treasurer

[Signature Page — Second Amendment to First Lien Credit Agreement]

Exhibit A

Acknowledgement and Consent to Amendment

To:	Citicorp USA, Inc., as Administrative Agent
388 Greenwich Street
New York, New York 10013

Attention: [ ]
               Re: Hanesbrands Inc.
               Reference is made to that certain First Lien Credit Agreement, dated as of September 5, 2006 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "First Lien Credit Agreement”), among Hanesbrands Inc., a Maryland corporation (the “Borrower”), the various financial institutions and other persons from time to time party thereto (the "Lenders”), HSBC Bank USA, National Association and LaSalle Bank National Association and Barclays Bank PLC, as Co-Documentation Agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as the Co-Syndication Agents, Citicorp USA, Inc., as administrative agent (in such capacity, the “Administrative Agent”), Citibank, N.A., as the collateral agent (in such capacity, the “Collateral Agent”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as the Joint Lead Arrangers and Joint Bookrunners, as amended by the First Amendment, dated as of February 22, 2007, among the Borrower and the Lenders party thereto. Capitalized terms used herein but not defined herein are used as defined in the First Lien Credit Agreement.
               The Borrower has requested that the Lenders consent to an amendment to the First Lien Credit Agreement on the terms described in the Second Amendment (the “Amendment”), the form of which is attached hereto.
               Pursuant to Section 10.1 of the First Lien Credit Agreement, the undersigned Lender hereby consents to the terms of the Amendment and authorizes the Administrative Agent to execute and deliver the Amendment on its behalf.

Very truly yours,

Name of Lender

By:

Name:
Title:
Dated as of                     , 2008
[Lender Acknowledgment to Second Amendment to First Lien Credit Agreement]